Exhibit 32.2

AIRTRAN HOLDINGS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of AirTran Holdings, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2003, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Stanley J. Gadek, Senior Vice President, Finance, Treasurer and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 9, 2006	By:	/s/ Stanley J. Gadek
Stanley J. Gadek
Senior Vice President, Finance, and
Chief Financial Officer